EXHIBIT (h)(ii)

Consents

CONSENT

I hereby consent to the use of the Certificate of the Queensland Treasury Corporation dated 25 February 2003 found on page 22 of Queensland Treasury Corporation Half-Yearly Report for the six months ended December 31, 2002, hereby filed as exhibit (c)(iii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated November 1, 2002 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-101023).

By:	/S/ GERARD BRADLEY
Gerard Bradley Under Treasurer of the State of Queensland

Date: 8 May, 2003

CONSENT

I hereby consent to the use of the Certificate of the Queensland Treasury Corporation dated 25 February 2003 found on page 22 of Queensland Treasury Corporation Half-Yearly Report for the six months ended December 31, 2002, hereby filed as exhibit (c)(iii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated November 1, 2002 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-101023).

By:	/S/ GRAEME GARRETT
Graeme Garrett Team Leader—Corporate Services Queensland Treasury Corporation

Date: 29 April, 2003

CONSENT

I hereby consent to the use of the Certificate of the Queensland Treasury Corporation dated 25 February 2002 and the Chief Executive’s Report respectively found on pages 7 and 22 of Queensland Treasury Corporation Half-Yearly Report for the six months ended December 31, 2002, hereby filed as exhibit (c)(iii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated November 1, 2002 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-101023).

By:	/S/ STEPHEN R. ROCHESTER
Stephen R. Rochester Chief Executive Queensland Treasury Corporation

Date: 29 April, 2003

CONSENT

I hereby consent to the use of my Report found on page 23 of Queensland Treasury Corporation Half-Yearly Report for the six months ended December 31, 2002, hereby filed as exhibit (c)(iii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated November 1, 2002 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-101023).

By:	/S/ L.J. SCANLAN
Mr. L.J. Scanlan Auditor-General

Date: 12 May, 2003

CONSENT

I hereby consent to the use of the Chairman’s Report on page 6 of Queensland Treasury Corporation Half-Yearly Report for the six months ended December 31, 2002, hereby filed as exhibit (c)(iii) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated November 1, 2002 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-101023).

By:	/s/ LEO HIESCHLER
Sir Leo Hieschler Chairman Queensland Treasury Corporation

Date: 13 May, 2003